Investor Presentation January 2006 Exhibit 99.1

Forward Looking Statement
Forward Looking Statement
Statements contained in this presentation which are not
historical facts are forward-looking statements as that
item is defined in the Private Securities Litigation
Reform Act of 1995.  Such forward-looking statements
are subject to risks and uncertainties which could cause
actual results to differ materially from estimated results.
Such risks and uncertainties are detailed in the
Company’s filings with the Securities and Exchange
Commission.

Corporate Profile
Corporate Profile
Headquartered in Birmingham, Alabama
Founded in 1999 by current management team
Total assets of $785 million as of December 31, 2005
Correspondent banking model with 5 offices
• Atlanta, Georgia
• Birmingham, Alabama
• Dallas, Texas
• Myrtle Beach, South Carolina
• Winston-Salem, North Carolina
Funded with Internet deposits

Management Team
Management Team
Compass Bank 26 48 SVP of Operations Cindy Russo
The Bankers Bank (GA) 25 47 Senior Lending Officer Kenneth Vassey
Anchor Financial Corp. 22 44 Chief Financial Officer Jack Moran
The Bankers Bank (GA) 21 43 President David Long
The Bankers Bank (GA) 26 46 Chairman and CEO Greg Lee
Previous Banking Experience
Years in
Banking Age Title Name

Investment Considerations
Investment Considerations
Unique business model in growing markets
Low-cost delivery channels
Competitive advantages will support market share gains
Exportable model
Excellent asset quality
Strong management team

Financial Summary
Financial Summary
0.03% 0.07% NCOs / Avg. Loans
0.49% 0.80% NPA / Loans + OREO
64.38% 62.43% Efficiency Ratio
3.07% 3.30% Net Interest Margin
$1,425 $1,853 Earnings before Taxes
$456,692 $596,670 Deposits
$387,503 $515,573 Loans
$610,766 $784,679 Assets
4Q04 4Q05
(dollars in thousands)

Business Model
Business Model
Nexity Financial
Lending Funding
Retail
Residential
Correspondent
Wholesale
Banking
Wholesale
Borrowings
Internet
Deposits
Model complemented with numerous fee-income products

Correspondent Banking Overview
Correspondent Banking Overview
Provider of asset and fee generating wholesale banking services to community banks
• Purchase and sale of loan participations
• Fixed income investment services
• Funds management programs
• Loan Servicing Portfolio
• Online access via Internet available for all correspondent clients
• Currently over 150 community banking clients

Business Strategy
Business Strategy
Leverage low-cost delivery channels
Utilize technology to efficiently distribute products and services
Maintain superior customer service
Strategically export business model to other geographic areas
Expand and capitalize on fee-income opportunities
Continue to grow share of existing markets

Growth Opportunities
Growth Opportunities
Factors creating the need for increased loan participations which enable smaller banks to serve larger clients:
• Client relationships
• Service quality
• Consolidation in banking industry
• De Novo bank formations
• Advances in technology
* De Novo bank formations represent 2Q05 annualized
0
20
40
60
80
100
120
140
160
180
200
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005*
$00B
$50B
$100B
$150B
$200B
$250B
$300B
$350B
De Novo Bank Formations
M&A Deal Value

Growth Opportunities
Growth Opportunities
50
9
1
7
14
15
4
2004
FDIC Insured Institutions Formed
43
10
1
2
13
13
4
2003
25
6
1
1
11
6
0
2002
38
7
3
4
10
11
3
2001
55
3
4
9
17
18
4
2000
1,679
672
95
108
347
298
159
9/30/05
Number of Banks
Total
Texas
South Carolina
North Carolina
Georgia
Florida
Alabama
Source: www.FDIC.gov

Strategic Objectives
Strategic Objectives
Improve core profitability
Maintain strong quality asset growth
Enter additional geographic target markets
Expand investment services division
Build the most fundamentally sound, high performance bank
in the nation

Financial Overview

Balance Sheet Highlights
Balance Sheet Highlights
(dollars in thousands)
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
2000 2001 2002 2003 2004 2005
Loans
Deposits
Assets

Loan Portfolio Mix
Loan Portfolio Mix
Data as of December 31, 2005
24%
29%
3%
7%
37%
0%
Commercial, financial, and agricultural Real estate - construction
Real estate - mortgage Installment loans to individuals
Home equity lines of credit Lease financing receivables
Other

Deposit Mix
Deposit Mix
Data as of December 31, 2005
1%
40%
0%
7%
32%
19%
1%
Noninterest-bearing demand Interest-bearing checking Money market accounts
Savings accounts Brokered deposits Time deposits < $100K
Time deposits > $100K

Geographic Diversity
Geographic Diversity
Loans (Top 5)
Georgia 43.51%
South Carolina      23.88%
Florida 9.38%
North Carolina        5.73%
Alabama 5.68%
Deposits (Top 5*)
Alabama 21.53%
California 10.94%
Florida 8.57%
Texas 7.79%
New York 5.40%
* Deposit accounts are in all 50 states
Data as of  December 31, 2005

18 Asset Quality Asset Quality 0.51% 0.24% 0.45% 0.33% 0.29% 0.27% 0.09% 0.49% 0.07% 0.80% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2001 2002 2003 2004 2005 NCOs/Avg. Loans NPA/TL+OREO

19 Net Interest Margin Net Interest Margin 3.09% 3.07% 2.98% 2.97% 3.13% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2001 2002 2003 2004 2005

20 Efficiency Ratio Efficiency Ratio 97.02% 76.45% 67.74% 63.46% 63.30% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2001 2002 2003 2004 2005

21 Earnings History Earnings History (dollars in thousands) -$2,000 -$1,000 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2001 2002 2003 2004 2005 Earnings before Taxes

Valuation Considerations

23 Valuation Valuation Current Price Per Share-1/26/06 Tangible Equity – 12/31/05 Shares Outstanding – 12/31/05 Price / Tangible Book Price / 2005 EPS $12.99 $62.4 million 8.7 million 181.4% 22.8x

Comparable Companies
Comparable Companies
8.4% 8.1% Equity / Assets
363.2% 181.4% Price / Tg. Book
260.7% 178.9% Price / Book
Comparable
Companies
(1)
Nexity Financial
(1) Comparable companies include ALAB, BPFH, CFNL, COBZ, EWBC, MBWM, PNFP, PVTB, SIVB, UCBH,
UCBI and WTFC; pricing data as of January 26, 2006

Investment Considerations
Investment Considerations
Unique business model in growing markets
Low-cost delivery channels
Competitive advantages will support market share gains
Exportable model
Excellent asset quality
Strong management team